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                                                                   Exhibit 10(a)

                                 AMENDMENT NO. 3

                                       TO

                          CREDIT AND SECURITY AGREEMENT


         AMENDMENT NO. 3 to CREDIT AND SECURITY AGREEMENT (this "Amendment"), dated as of May 14, 1999, by and between ASTREX, INC. ("Borrower"), T.F. CUSHING, INC ("TFCI") and FLEET NATIONAL BANK (the "Lender" or "Bank"). All capitalized terms unless defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).


                                   WITNESSETH:


         WHEREAS, the Borrower, TFCI and the Bank executed and delivered a certain Credit and Security Agreement, dated as of July 9, 1997, which was amended by an Amendment No. 1, dated as of August 31, 1998 and by an Amendment No. 2, dated as of December 18, 1998 (as so amended, the "Credit Agreement"); and

         WHEREAS, the Credit Agreement provides for, among other things, a $3,500,000 revolving credit facility; and

         WHEREAS, the Borrower and TFCI have requested that the Lender (i) reduce the amount of such revolving credit facility to $3,150,000, (ii) make a $850,000 term loan to the Borrower, and (iii) extend the maturity date and termination date of such revolving credit facility from July 7, 2000 to April 30, 2002 and provide that the maturity date for such term loan be April 30, 2002; and

         WHEREAS, the Lender has agreed to such requests provided that, among other conditions precedent, (a) the Borrower and TFCI execute and deliver this Amendment No. 3, (b) the Borrower executes and delivers a $3,150,000 Second Amended and Restated Revolving Credit Promissory Note in the form of Exhibit A-1 attached hereto and hereby made a part hereof (the "Revolving Credit Note"), and an $850,000 Term Loan Promissory Note in the form of Exhibit A-2 attached hereto and hereby made a part hereof (the "Term Loan Note", together with the Revolving Credit Note, the "Notes"), (c) Avest (as defined in the Credit Agreement) executes and delivers a first mortgage against the Plainview Real Estate (as defined in the Credit Agreement) in the form of Exhibit B attached hereto and hereby made a part hereof (the "Mortgage") to secure payment of Avest's obligations under the Guaranty Agreement, dated as of July 1997, between Avest and the Bank, as amended, supplemented or otherwise modified from time to time, to the extent such obligations relate to the indebtedness evidenced by the


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Term Loan Note, and (d) TFCI and Avest execute and deliver a Guaranty
Confirmation Agreement (with Modifications) (the "Guaranty Confirmation Agreement").

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

                                 PART I. WAIVER

         Section 1. The Lender hereby waives the Event of Default (as defined in the Credit Agreement) under the Credit Agreement resulting from the breach by the Borrower of the covenant set forth in Section 5.12 of the Credit Agreement for the Elapsed Fiscal Period ending as of December 31, 1998. This waiver is limited to the express terms set forth above, and does not apply to any Elapsed Fiscal Period other than December 31, 1998, nor to any covenant other than as specifically identified above, and the Lender's giving of this waiver does not obligate the Lender to grant any other waiver on any other occasion.

                   PART II. AMENDMENTS TO THE CREDIT AGREEMENT

         Section 1. (a) Any and all references to the parenthetical "(Revolver)" in the title of the Credit Agreement (whether referenced in the Credit Agreement or any other Financing Document) are hereby amended by deleting such parenthetical.

                  (b) Sections 2.12, 3.3, 7.2 (in seven places), 8.5(b) and the opening paragraphs to Articles 2, 4 and 5 of the Credit Agreement are hereby amended by deleting the phrase "Revolving Credit Loans" and inserting in lieu thereof the word "Loans". The opening paragraphs to Articles 4 and 5 of the Credit Agreement and Section 7.2 (in two places) of the Credit Agreement are hereby amended by deleting the phrase "Revolving Credit Facility" and inserting in lieu thereof the phrase "Revolving Credit Facility and Term Loan Facility."
Section 6.4 of the Credit Agreement is hereby amended by deleting the phrase "Revolving Credit Facility" and inserting in lieu thereof the phrase "Revolving Credit Facility or Term Loan Facility." Section 6.8(d) of the Credit Agreement is hereby amended by deleting the phrase "revolving credit facility" and inserting in lieu thereof the phrase "revolving credit facility and the term loan facility."

                  (c) The definition of "Revolving Credit Default Rate" in Appendix A of the Credit Agreement is hereby deleted. The following new definition is hereby inserted in Appendix A of the Credit Agreement after the definition of "Default" and before the definition of "Elapsed Fiscal Period":

                  "Default Rate": a rate per annum equal to the Prime Rate plus two (2%) percent (i.e., 200 basis points).

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Any and all references to "Revolving Credit Default Rate" in the Credit
Agreement (including in Appendix A thereto and including in the definition itself) or any other Financing Document are hereby amended to read "Default Rate".

                  (d) All references to the term "Note" in Sections 1.4, 2.2, 7.2, 8.5, 8.6, 8.12, 8.14, 8.19, and 8.20, and in the definition of "Financing
Documents" in Appendix A, of the Credit Agreement are hereby deleted and in lieu thereof shall be substituted the term "Notes". All references to the term "the Note" contained in Sections 7.1(b), 8.7, 8.15 and 8.18 of the Credit Agreement are hereby deleted and in lieu thereof shall be inserted the phrase "any Note". References in Sections 3.1(a)(v) and (vi) to the "Note" are hereby deleted and in lieu thereof shall be substituted the phrase "Revolving Credit Note".

         Section 2. Section 1.2 of the Credit Agreement is hereby amended by deleting the phrase "(each a "Loan" or "Revolving Credit Loan" and collectively the "Loans" or "Revolving Credit Loans")" and inserting in lieu thereof the phrase "(each a "Revolving Credit Loan" and collectively the "Revolving Credit Loans")".

         Section 3. The following new Section 1.2A to the Credit Agreement is hereby added in its entirety after Section 1.2 and before Section 1.3:

                  1.2A Term Loan. Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties of the Borrower contained herein, the Lender agrees to loan to the Borrower, and the Borrower agrees to borrow from the Lender, a term loan (the "Term Loan"; collectively with the Revolving Credit Loans, each a "Loan" and collectively the "Loans") in the aggregate principal amount of Eight Hundred Fifty Thousand Dollars ($850,000).

         Section 4. Section 1.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  1.3 The Notes. The Revolving Credit Loans, and the obligation of the Borrower to repay the Revolving Credit Loans with interest, shall be evidenced by a second amended and restated revolving credit promissory note (such promissory note is hereinafter referred to as the "Revolving Credit Note" which defined term shall also include such promissory note as it may be extended or otherwise amended, supplemented, or modified from time to time and also any notes (if any) given in extension, renewal, or substitution of such promissory note) in substantially the form of Exhibit A-1 attached hereto. The Term Loan, and the obligation of the Borrower to repay the Term Loan with interest, shall be evidenced by a term loan promissory note (such promissory note is hereinafter referred to as the "Term Loan Note" which defined term shall also include such promissory note as it may be extended or otherwise amended, supplemented, or modified from time to time and also any notes (if any) given in

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         extension, renewal, or substitution of such promissory note) in substantially the form of Exhibit A-2 attached hereto. The term "Notes" shall collectively mean the Revolving Credit Note and the Term Loan Note.

         Section 5. The first paragraph of Section 1.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         The aggregate unpaid principal balance of the Prime Rate Revolving Credit Portion and the Prime Rate Term Loan Portion outstanding from time to time shall bear interest at a rate per annum equal to the Prime Rate in effect from time to time. If Borrower properly exercises its applicable LIBOR Option in accordance with Section 1.6(b) below, the aggregate unpaid principal balance of the Libor Revolving Credit Portions and the Libor Term Loan Portion outstanding from time to time shall bear interest at a rate per annum equal to the sum of (i) the Libor Rate applicable to each Libor Revolving Credit Portion or Libor Term Loan Portion, as the case may be, for the corresponding Interest Period plus (ii) one and one-half percent (1.5%) (i.e., 150 basis points). Anything contained in this Agreement to the contrary notwithstanding, during any period in which an Event of Default is continuing, the interest rate hereunder and under the Notes shall, at the option of the Lender, be increased to a rate per annum equal to the Default Rate and any interest accruing at such Default Rate shall be payable on demand.

         Section 6. Section 1.5 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  1.5 Payment of Principal and Interest and Other Amounts. The Borrower shall pay the unpaid principal of all Revolving Credit Loans on the Revolving Credit Maturity Date and of the Term Loan on the Term Loan Maturity Date. Interest on the Revolving Credit Loans shall be due and payable, in arrears, on each Revolving Credit Interest Payment Date and also on the Revolving Credit Maturity Date. Interest on the Term Loan shall be due and payable, in arrears, on each Term Loan Interest Payment Date and also on the Term Loan Maturity Date. (The Lender in its sole and absolute discretion may make a Revolving Credit Loan to cover an interest payment due on a Revolving Credit Interest Payment Date and/or on a Term Loan Interest Payment Date; provided, that it is understood and agreed that the Lender shall have no obligation to do
         so). All payments of principal, interest, and other amounts due hereunder or under any of the Notes shall be made without any deductions whatsoever, including, but not limited to, any deduction for any set-off, recoupment, or counterclaim. All payments shall be made in United States Dollars and immediately available funds. Unless the Lender otherwise agrees (and subject to Section 1.8 below), all payments shall first be applied to fees, costs and expenses which the Borrower is obligated to pay under the Financing Documents, then to accrued and unpaid interest and then to unpaid principal (nothing contained herein shall limit the rights of the Lender under Section 7.4). If any payment hereunder or under

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         any of the Notes or other Financing Documents shall be specified to be made upon a day which is not a Business Day, it shall (subject to the provisions regarding Business Days in the definition of Interest Period) be made on the next succeeding day which is a Business Day and such extension of time shall in such case, to the extent applicable, be included in computing any interest in connection with such payment. The records of the Lender shall be prima facie evidence of the making of any Loans, any accrued interest thereon, the amount of Loans bearing interest at the Prime Rate or with reference to the Libor Rate, and all principal and interest payments made in respect thereof; provided, that no failure of the Lender to timely record any transaction, or any error in any such recordation, shall in any way affect or impair any liability or other obligation of the Borrower to the Lender.

         Section 7. Subsections 1.6 (a) and (b) of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

                  (a) The Borrower shall give the Lender written (or, if acceptable to the Lender, telephonic) notice (i) of the amount and date of each Revolving Credit Loan requested under the Revolving Credit Facility and (ii) its intention to borrow the Term Loan, received no later than 12:00 p.m. on the date on which the requested Loan is to be made, provided, that if all or any portion of any such Loan is to be included (as of the making of such Loan) as part (or all) of a Libor Revolving Credit Portion or Libor Term Loan Portion, respectively, Borrower shall give the Lender at least two (2) Business Days prior notice of such requested Loan and give to Lender a LIBOR Request pursuant to Section 1.6(b) below. Such notice (in the case of a Revolving Credit Loan) shall be accompanied by a true and correct and current Borrowing Base Certificate (if acceptable to the Lender, the Borrowing Base Certificate can also serve as notice of the request of the Loan). Such Notice shall specify the proposed effective date and, in the case of a Revolving Credit Loan, the amount of such Loan. (If requested by Lender (at its option) telephonic notice shall be followed by written confirmation.) No failure to give any such notice (or confirmation) or supply any such certificate shall impair the obligation of the Borrower to repay any Loan made by the Lender.

                  The Lender may assume that any person whom the Lender in good faith believes is an employee or officer of the Borrower and who requests any Loan is authorized to do so on behalf of the Borrower unless the Lender has received prior specific written notice from the Borrower to the contrary. Lender shall have no responsibility to verify the origin of any oral, electronic or other communication.

                  (b) (i) Upon the conditions that: (1) Lender shall have received a LIBOR Request from Borrower at least two (2) Business Days prior to the first day of the Interest Period requested, (2) there shall have occurred no change in Applicable Law which would make it unlawful for Lender to obtain deposits of U.S. Dollars in the London interbank foreign currency deposits market, (3) as of the date of the LIBOR Request and

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         the first day of the Interest Period, there shall exist no Default or
         Event of Default, (4) Lender is able to determine the Libor Rate in respect of the requested Interest Period and (5) as of the first date of the Interest Period, there is no more than three (3) outstanding LIBOR Revolving Credit Portions and LIBOR Term Loan Portions, including the LIBOR Revolving Credit Portion or LIBOR Term Loan Portion being requested, then interest on the LIBOR Revolving Credit Portion or LIBOR Term Loan Portion requested during the Interest Period requested will be based on the applicable LIBOR Rate. No LIBOR Revolving Credit Portion or LIBOR Term Loan Portion shall be less than $500,000.00.

                           (ii) Each LIBOR Request shall be irrevocable and binding on Borrower. Borrower shall indemnify Lender for any loss, penalty or reasonable expense incurred by Lender due to failure on the part of Borrower to fulfill, on or before the date specified in any LIBOR Request, the applicable conditions set forth in this Agreement, or due to any other failure to make a borrowing requested in a LIBOR Request or due to the prepayment or payment (including without limitation any payment after acceleration) of the applicable LIBOR Revolving Credit Portion or LIBOR Term Loan Portion prior to the last day of the applicable Interest Period, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by Lender to fund or maintain the applicable LIBOR Revolving Credit Portion (or requested LIBOR Revolving Credit Portion) or LIBOR Term Loan Portion (or requested LIBOR Term Loan Portion).

                           (iii) If any change in any Legal Requirement shall
         (1) make it unlawful for Lender to fund through the purchase of U.S. Dollar deposits any LIBOR Revolving Credit Portion or LIBOR Term Loan Portion or otherwise give effect to its obligations as contemplated under this Section 1.6(b) (or other applicable provision hereof) or (2) shall impose on Lender any additional restrictions on the amount of such a category of liabilities or assets which Lender may hold, then, in each such case, Lender may, by notice thereof to Borrower, terminate the LIBOR Option. If any change in any Legal Requirement shall impose on Lender (or Lender's holding company) any additional costs (not already taken into account under Eurocurrency Reserve Requirements) based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of Lender which includes deposits by reference to which the LIBOR Rate is determined as provided herein or a category of extensions of credit or other assets of Lender which includes any LIBOR Revolving Credit Portion or LIBOR Term Loan Portion or there shall be imposed on Lender (or Lender's holding company) or the London interbank market any other condition (with respect to a Legal Requirement or otherwise and including without limitation any conditions relating to capital adequacy) with respect to or affecting this Agreement or the Loans and the result of such condition is to impose any additional costs on the Lender (including, without limitation, any reduction in Lender's return), then Borrower shall, upon demand of Lender, pay to Lender the amount of any and all such additional costs. Also, at the Lender's option, the

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         LIBOR Revolving Credit Portion or LIBOR Term Loan Portion subject thereto shall immediately bear interest thereafter at the rate and in the manner provided for Prime Rate Revolving Credit Portions or the Prime Rate Term Loan Portion, as the case may be, pursuant to Section
         1.4 above. Borrower shall indemnify Lender against any loss, penalty or expense incurred by Lender due to liquidation or redeployment of deposits or other funds acquired by Lender to fund or maintain any LIBOR Revolving Credit Portion or LIBOR Term Loan Portion that is terminated under this paragraph.

                           (iv) Lender shall receive payments of amounts of principal of and interest with respect to the LIBOR Revolving Credit Portions and LIBOR Term Loan Portion free and clear of, and without deduction for, any Taxes. If (1) Lender shall be subject to any Tax in respect of any LIBOR Revolving Credit Portions or LIBOR Term Loan Portion or any part thereof or (2) Borrower shall be required to withhold or deduct any Tax from any such amount, the LIBOR Rate applicable to such LIBOR Revolving Credit Portion or LIBOR Term Loan Portion shall be adjusted by Lender to reflect all additional costs incurred by Lender in connection with the payment by Lender or the withholding by Borrower of such Tax and Borrower shall provide Lender with a statement detailing the amount of any such Tax actually paid by Borrower. Determination by Lender of the amount of such costs shall, in the absence of manifest error, be conclusive. If after any such adjustment any part of any Tax paid by Lender is subsequently recovered by Lender, Lender shall reimburse Borrower to the extent of the amount so recovered. A certificate of an officer of Lender setting forth the amount of such recovery and the basis therefor shall, in the absence of manifest error, be conclusive.

                           (v) Any amounts owed by Borrower under this Section 1.6(b) shall be due and payable upon demand. The Lender shall supply a certificate(s) or statement(s) to the Borrower setting forth any amount(s) so owed under this Section 1.6(b) and such certificate or statement shall be conclusive and binding upon the Borrower absent manifest error. Any amount(s) showing as owed in such certificate(s) or statement(s) shall be due and payable by the Borrower within fifteen
         (15) days after the applicable certificate or statement is sent.

         Section 8. Section 1.7 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  1.7 Optional and Mandatory Prepayments. (a) The Borrower may optionally prepay the principal of Loans, in whole or in part, at any time, (i) in the case of any prepayment of the Prime Rate Revolving Credit Portion or the Prime Rate Term Loan Portion, without penalty or premium and (ii) in the case of any prepayment of any Libor Revolving Credit Portion or Libor Term Loan Portion, accompanied by any payment(s) required by Section 1.6 above. The Borrower shall specify whether it is prepaying the Revolving Credit Loans or the Term Loan. All prepayments of the

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         Revolving Credit Loans shall first be applied to the Prime Rate
         Revolving Credit Portion and then to the Libor Revolving Credit Portion. All prepayments of the Term Loan shall first be applied to the Prime Rate Term Loan Portion and then to the Libor Term Loan Portion. No prepayments of the Term Loan may be reborrowed. Amounts prepaid prior to the Revolving Credit Loan Termination Date on account of the Revolving Credit Loans may, upon the terms and subject to the conditions of this Agreement, be reborrowed prior to such Revolving Credit Termination Date.

                  (b) Borrower shall make any payments or prepayments required by Section 4.3 below or by any provision of any other applicable Financing Document. Without limiting the generality of the foregoing, the Borrower acknowledges and agrees to any provisions of the Mortgage with respect to the payment or prepayment of the Term Loan.

                  (c) Pursuant to Section 1.8 below, all payments with respect to Receivables or other Collateral shall be applied to the mandatory prepayment of the Revolving Credit Loans (and, if there is an Event of Default, the Term Loan). All such prepayments shall first be applied to the Prime Rate Revolving Credit Portion and then to the LIBOR Revolving Credit Portion (and, in the case of a prepayment of the Term Loan, first to the Prime Rate Term Loan Portion and then to the Libor Term Loan Portion).

                  (d) To the extent that at any time the aggregate unpaid principal amount of the Revolving Credit Loans shall exceed the Borrowing Base or otherwise shall exceed the Revolving Credit Maximum Amount, the Borrower shall immediately prepay the Revolving Credit Loans (with such prepayment to be in the amount of such excess). The Borrower shall specify in writing that a prepayment is being made pursuant to this Section 1.7(d).

         Section 9. The following new Section 2.19 to the Credit Agreement is hereby added in its entirety after Section 2.18 and before Article 3:

                  2.19 Year 2000 Matters. Borrower has reviewed the "Year 2000 Risk" (that is the risk that computer applications used by Borrower and/or its suppliers, vendors and customers may be unable to recognize and perform without error date-sensitive functions involving certain dates prior to and any date after December 31, 1999) and represents that it is taking such action as may be necessary to ensure that the Year 2000 risk will not adversely affect its business operations and/or financial condition.

         Section 10. The following new Section 3.1A to the Credit Agreement is hereby added in its entirety after Section 3.1 and before Section 3.2 (and the Lender's agreement to enter into the amendments set forth in this Amendment is contingent upon the conditions listed therein having been satisfied by the Borrower):

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                  3.1A Term Loan. The making of the Term Loan shall be subject to the Borrower fulfilling the following conditions precedent:

                  (a) The Borrower and TFCI shall execute and deliver an Amendment No. 3 to Credit and Security Agreement ("Amendment No. 3"), the Borrower shall execute and deliver the Notes, Avest shall executed and deliver the Mortgage and any related financing statements required by the Lender, and the Borrower, TFCI and Avest shall execute and deliver such other documents as the Bank may reasonably require.

                  (b) TFCI and Avest shall execute and deliver a Guaranty Confirmation Agreement in form and substance reasonably satisfactory to the Lender.

                  (c) Each of the Borrower, TFCI and Avest shall cause the delivery of a certificate of its corporate secretary or assistant secretary (i) certifying (and attaching) resolutions adopted by its Board of Directors authorizing the execution, delivery and performance of Amendment No. 3, the Mortgage (in the case of Avest), the Notes (in the case of the Borrower), the Guaranty Confirmation Agreement (in the case of TFCI and Avest) and all related documentation, (ii) certifying that no amendments have been made to the Borrower's or TFCI's or Avest's, as the case may be, certificate of incorporation or by-laws since July 9, 1997 (or, if such changes have been made, attaching copies of the relevant amendment documents), and (iii) certifying as to the incumbency (and signature) of any officer of the Borrower or TFCI or Avest, as the case may be, which executes and delivers Amendment No. 3, the Notes, the Mortgage or the Guaranty Confirmation Agreement, each as the case may be; and a certificate from the Secretary of State of its state of incorporation, and, if applicable, each of the Foreign Jurisdictions, with respect to its good standing.

                  (d) UCC search reports are delivered to the Bank with respect to filings made against the Borrower or TFCI or Avest; and a title search report (including related tax, municipal and flood zone searches) is delivered to the Bank with respect to the Plainview Real Estate.

                  (e) The Borrower shall pay the fees and disbursements of Messrs. Finn Dixon & Herling LLP, special counsel to the Lender, incurred in connection with Amendment No. 3 and any related documents and matters.

                  (f) The Borrower shall deliver to the Lender an as built ALTA survey of the Plainview Real Estate certified to the Lender and the Title Company (as defined below) by a surveyor satisfactory to the Lender, satisfactory to the Lender in its sole discretion.

                  (g) The Borrower shall deliver to the Lender at closing the following items satisfactory to the Lender in its sole discretion:

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                           (i)      an ALTA form mortgagee's title insurance
                                    policy or unqualified binder issued to the Lender by First American Title Insurance Company (the "Title Company") in the amount of $850,000 insuring the first priority of Lender's lien on the Plainview Real Estate free and clear of all defects and encumbrances except Permitted Encumbrances (as defined in the Mortgage), and including any and all endorsements requested by the Lender, together with evidence that all premiums, charges and mortgage taxes relating thereto have been paid in full.

                           (ii) any and all affidavits required by the title company or title agent in connection with the issuance of the title insurance, executed by Borrower, and any and all Mortgage tax affidavits or other documents required in connection with the recording of the Mortgage, executed by Borrower.

                  (h) The Borrower and Avest shall deliver to the Lender at closing certificates of insurance and loss payable clauses, meeting the requirements of Section 4.3 of the Credit Agreement, Section 5 of the Mortgage and all other applicable requirements of any other Financing Document.

                  (i) The Borrower shall deliver to the Lender at closing an appropriate written notice of its intent to borrow the Term Loan.

                  (j) The Borrower, TFCI and Avest shall deliver to the Lender at closing all such other certificates, reports, statements, opinions of counsel, instruments, assurances, agreements, or other documents as the Lender may reasonably request.

                  (k) All legal matters incident to the transactions contemplated by Amendment No. 3 and the other Financing Documents to be executed hereunder shall be satisfactory to the Lender and Messrs. Finn Dixon & Herling, special counsel for the Lender.

                  (l)      Borrower shall pay a fee of $2,500 to the Lender.

         Section 11. Section 3.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  3.2 All Loans. The making of each Revolving Credit Loan (whether the initial Revolving Credit Loan or any subsequent Revolving Credit Loan) and the making of the Term Loan shall be subject to the following additional conditions precedent:


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                           (a) Representations and Warranties True and Correct;
         No Event of Default. (i) All of the representations and warranties made or deemed to be made under this Agreement or any other Financing Document shall be true and correct at the time of the disbursement of such Revolving Credit Loan or the Term Loan, as the case may be (except for the representation or warranty contained in Section 2.4 with respect to distributions to the extent it is no longer true by reason of a distribution made in accordance with, and permitted by, Section
         5.7 below), with and without giving effect to the making of such Revolving Credit Loan or the Term Loan, as the case may be, and the application of the proceeds thereof, and (ii) no Event of Default or Default, shall have occurred and be continuing at such time, with and without giving effect to the making of such Loan and the application of the proceeds thereof. The Lender may, without waiving this condition, consider it fulfilled, and a representation and warranty by the Borrower to such effect made to the Lender, if no written notice to the contrary is received by the Lender from the Borrower prior to the making of the such Loan.

                           (b) Documents in Full Force and Effect. All Financing Documents shall remain in full force and effect and not be terminated. The Lender may, without waiving this condition, consider it fulfilled, and a representation and warranty by the Borrower to the Lender to such effect made, if no written notice to the contrary is received from the Borrower prior to the making of the applicable Loan.

                           (c) Corporate Actions in Full Force and Effect. The corporate actions of the Borrower referred to in Section 3.1(a) shall remain in full force and effect and the incumbency of officers shall be as stated in the certificates of incumbency delivered pursuant to
         Section 3.1(a) or as subsequently modified and reflected in a certificate of incumbency delivered to the Lender. The Lender may, without waiving this condition, consider it fulfilled, and a representation and warranty by the Borrower to the Lender to such effect made, if no written notice to the contrary is received from the Borrower prior to the making of the applicable Loan.

                           (d) No Material Adverse Change. There has been no material adverse change in the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower or any Guarantor since the date of any financial statements delivered to the Lender prior to or after the date of this Agreement. The Lender may, without waiving this condition, consider it fulfilled, and a representation and warranty by the Borrower to the Lender to such effect made, if no written notice to the contrary is received from the Borrower prior to the making of the applicable Loan.

                           (e) Request and Borrowing Base Certificate. The Borrower shall have requested the applicable Loan and Borrower shall have also supplied and/or executed any other applicable documentation, including, in the case of a Revolving Credit Loan, a

         Borrowing Base Certificate, in accordance with the applicable terms and provisions hereof.

                           (f) Not Exceed Revolving Credit Maximum Amount. In the case of any Revolving Credit Loan, immediately prior to and after the applicable Revolving Credit Loan is made, the sum of outstanding Revolving Credit Loans shall not exceed the Revolving Credit Maximum Amount. The Lender may, without waiving this condition, consider it fulfilled, and a representation and warranty by the Borrower to the Lender to such effect made, if no written notice to the contrary is received from the Borrower prior to the making of the applicable Revolving Credit Loan.

         Section 12. Each of Sections 5.11 and 5.12 of the Credit Agreement is hereby clarified by deleting the phrase "Elapsed Fiscal Year (commencing" and inserting in lieu thereof the phrase "Elapsed Fiscal Period (commencing". In addition, Section 5.12 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  5.12 Minimum Interest Coverage. Permit the Interest Coverage Ratio for any Elapsed Fiscal Period (commencing with the Elapsed Fiscal Period ending September, 1997), except for the Elapsed Fiscal Period ending March 31, 1999, to be less than 1.50 to 1.00, or permit the Interest Coverage Ratio for the Elapsed Fiscal Period ending March 31, 1999, to be less than 1.15 to 1.00.

         Section 13. A new Section 7.1(n) is hereby added to read in its entirety as follows:

                  (n) The obligation of the Lender to make the Revolving Credit
                      Loans is terminated for any reason.

         Section 14. Section 7.3(v) is hereby amended and restated to read in its entirety as follows:

         (v) The Lender may require the Borrower to cause Avest to grant a mortgage, in addition to the Mortgage, to the Lender (in form and substance satisfactory to Lender) with respect to the Plainview Real Property to secure the Secured Obligations other than the Term Loan, and Borrower or Avest shall pay all mortgage, recording an other taxes, fees or charges in connection with such mortgage.

         Section 15. Section 8.17 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  8.17 Loss, Theft, Etc. of Note. Upon receipt by the Borrower of reasonably satisfactory evidence of the loss, theft, mutilation or destruction of any of the Notes, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Borrower, or in the event of such mutilation upon surrender and cancellation of the applicable Note, the Borrower will execute and deliver without expense to the holder thereof, a new Note, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Note; provided, however that if any Institutional Holder is the then owner of any such lost, stolen or destroyed Note, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of such Note at the time of such loss, theft or destruction shall be accepted as reasonably satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Note other than the written agreement of such owner to indemnify the Borrower.

         Section 16. The following new Sections 8.21, 8.22, 8.23 and 8.24 to the Credit Agreement are hereby added in their entirety after Section 8.20 and before the "IN WITNESS WHEREOF" paragraph:

                  8.21 Pledge to Federal Reserve Bank. Without limiting the generality of the Bank's rights under Section 8.5, it is hereby agreed that the Bank may at any time pledge all or any portion of its rights under the Financing Documents, including all or any portion of any or all of the Notes, to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section
         341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of the Financing Documents.

                  8.22 Appraisals. From time to time, at the Bank's option, the Bank may obtain an appraisal of the Plainview Real Estate or an appraisal of any other property, whether real or personal, of Borrower and any Guarantor that secures the Secured Obligations, which the Bank in its sole, unfettered discretion deems necessary, and Borrower and each Guarantor shall, jointly and severally, pay to the Bank immediately upon demand all costs of such appraisals, but not more than one every two (2) years provided, however, that if the Bank, in its sole and unfettered discretion determines that there has been a material adverse change in the Plainview Real Estate, the Borrower, the Guarantor, or market conditions, the Borrower and each Guarantor shall, jointly and severally, pay to the Bank immediately upon demand all costs of such appraisals, but not more than one annually. Borrower and each Guarantor shall permit the Bank and its agents, employees, representatives and appraisers such access to the Plainview Real Estate and to such other property and to the books and records of Borrower and each Guarantor other than natural persons relating thereto as may be necessary or convenient to perform such appraisals.

                  8.23 Reports. The Bank may require at any time, at Borrower's expense, a written report of a site assessment and environmental audit with respect to the Plainview Real Estate in scope, form and substance satisfactory to the Bank, prepared by an independent, competent and qualified engineer selected by the Bank, in the Bank's sole and unfettered discretion, showing that the engineer made all appropriate inquiry consistent with good commercial and customary practice, that no evidence or indication came to light which would suggest there was a release of Hazardous Materials on the Plainview Real Estate which would necessitate an environmental response action and that the Plainview Real Estate complies with and does not deviate from, Applicable Law, including any licenses, permits or certificates required thereunder.

                  8.24 Indemnification. The Borrower and TFCI, jointly and severally, agree, to the extent (if at all) the Bank is not indemnified under Section 8.7 above, to defend, indemnify and hold harmless the Bank and any participants, successors or assigns of the Bank and the officers, directors, employees and agents of each of them (each a "Bank Party") from and against any and all losses, claims, liabilities, asserted liabilities, costs and expenses, including, without limitation, costs of litigation and reasonable attorneys' fees (whether in-house or outside counsel), incurred in connection with any and all claims or proceedings against any Bank Party (whether brought by private party or related to an action, proceeding or investigation instituted by any federal, state or local governmental agency related to any suspected or actual violation of Applicable Law with respect to any real property, including the Plainview Real Estate, owned or operated by the Borrower or any Guarantor and/or business conducted thereon) for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury of damage (including all foreseeable and unforeseeable consequential damage) or any diminution in value of any real property, including the Plainview Real Estate, resulting from or relating, directly or indirectly, to (a) the Release, threatened Release, existence or removal of any Hazardous Materials on, into, from, through or under any real property, including the Plainview Real Estate, owned or operated by the Borrower or any Guarantor (whether or not such Release was caused by Borrower, any Guarantor, a tenant, subtenant, prior owner or tenant or any other person and whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of Hazardous Materials or the mere presence of such Hazardous Materials) or (b) the breach or alleged breach of Applicable Law by Borrower or any Guarantor. THE AGREEMENT OF THE BORROWER AND EACH GUARANTOR UNDER THIS PARAGRAPH SHALL SURVIVE THE PAYMENT IN FULL OF THE NOTE, THE TERMINATION OF THE MORTGAGE, THE TERMINATION OF ANY OTHER FINANCING DOCUMENT (INCLUDING, WITHOUT LIMITATION, FOR THE AVOIDANCE OF DOUBT, BY REASON OF THE FORECLOSURE OF THE MORTGAGE OR CONVEYANCE IN LIEU OF FORECLOSURE) OR THE RELEASE OF ANY COLLATERAL.

         Section 17. The definitions of "Consolidated Current Liabilities", "Financing Documents", "Interest Expense", "LIBOR Option" or "Libor Option", and "Permitted Indebtedness" in Appendix A of the Credit Agreement are hereby amended by deleting the phrase "Revolving Credit Loans" and inserting in lieu thereof the word "Loans". The definitions of "Eurocurrency Reserve Requirement", "Interest Period", "LIBOR Request" or "Libor

Request" (in two places), and "Tax" in Appendix A of the Credit Agreement are hereby amended by deleting the phrase "Libor Revolving Credit Portion" and inserting in lieu thereof the phrase "Libor Revolving Credit Portion or Libor Term Loan Portion". Clause (3) of the definition of "Interest Period" in Appendix A of the Credit Agreement is hereby amended by deleting the phrase "Revolving Credit Maturity Date" (in two places) and inserting in lieu thereof the phrase "Revolving Credit Maturity Date or Term Loan Maturity Date, as the case may be".

         Section 18. (a) The definition of the term "Borrowing Base" in Appendix A of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Borrowing Base": as of any particular time, the sum of (i) eighty-five percent (85%) of the amount of the then Eligible Receivables and (ii) the lesser of (a) twenty-five percent (25%) of the amount of the then Eligible Inventory or (b) $1,000,000.00, less (iii) until the Prior Judgement (as defined in Section 43 of the Mortgage) and the Prior Judgement Lien (as defined in Section 43 of the Mortgage) no longer have any legal effect and the exception for same in the title insurance policy issued to the Bank insuring the lien of the Mortgage is removed by the title insurance company, $120,000.00; provided that it is further understood and agreed that for purposes of calculating the Borrowing Base, (1) Eligible Inventory of TFCI shall not exceed $500,000, (2) Eligible Receivables of TFCI shall not exceed $500,000 and (3) Eligible Inventory at the Massachusetts Site shall not exceed $500,000. The Lender shall have the right to decrease any such percentages provided that the Lender acts in good faith in doing so.

                  (b) The definition of the term "Borrowing Base Certificate" in Appendix A of the Credit Agreement is hereby amended by deleting the phrase "Exhibit C" and inserting in lieu thereof the phrase "Exhibit B".

         Section 19. Section (vii)(c) of the definition of the term "Eligible Receivables" in Appendix A of the Credit Agreement is hereby amended by adding to the end thereof, just before the semicolon, the following: "or such Account is insured by credit insurance satisfactory to the Lender."

         Section 20. The definition of the term "Financing Documents" in Appendix A of the Credit Agreement is hereby amended by adding after the phrase "landlord waiver(s)," the phrase "the Mortgage, any and all swap or hedging agreements between the Borrower and the Lender and any related documents,".

         Section 21. The following new definition is hereby added in its entirety to Appendix A of the Credit Agreement after the definition of "LIBOR Revolving Credit Portion" or "Libor Revolving Credit Portion" and before the definition of "Lien":

                  "LIBOR Term Loan Portion" or "Libor Term Loan Portion": that portion of the Term Loan specified in a LIBOR Request (including any applicable portion of the Term Loan which is being borrowed by Borrower concurrently with such LIBOR Request) which is not less than $500,000 and is an integral multiple of $100,000 which does not exceed the outstanding balance of the Term Loan not already subject to a LIBOR Option and, which, as of the date of the LIBOR Request specifying such LIBOR Term Loan Portion, has met the conditions for basing interest on the LIBOR Rate in Section 1.6(b) of the Credit Agreement and the Interest Period of which has commenced and not terminated.

         Section 22. The definition of the term "Loan" and "Loans" in Appendix A of the Credit Agreement is hereby amended by deleting the reference to "Section 1.2" and inserting in lieu thereof a reference to "Section 1.2A".

         Section 23. The following new definition is hereby added in its entirety to Appendix A of the Credit Agreement after the definition of "Material Adverse Effect" and before the definition of "Natural Resources":

                  "Mortgage":" the mortgage by Avest, Inc. to Lender against the Plainview Real Estate in the form of Exhibit B attached hereto and made a part hereof, as such mortgage may be amended, supplemented or otherwise modified from time to time.

         Section 24. The following new definition is hereby added in its entirety to Appendix A of the Credit Agreement after the definition of "Natural Resources" and before the definition of "Obligor Legal Opinion":

                  "Notes": as that terms is defined in Section 1.3 of the Credit Agreement.

         Section 25. The definition of the term "Permitted Uses" in Appendix A of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Permitted Uses": (a) as to the proceeds of the Term Loan, pay-down of the Revolving Credit Loans, and (b) as to the proceeds of the Revolving Credit Loans, general working capital purposes of the Borrower; provided that (i) the proceeds of the initial Revolving Credit Loan shall first be used to pay off any Indebtedness to the Existing Lender and (ii) the Borrower may, in the ordinary course of its business, loan a portion of the proceeds of Revolving Credit Loans to TFCI provided that such loans to TFCI shall be no greater than the approximate amount of the proceeds of Revolving Credit Loans attributable to Eligible Receivables and Eligible Inventory of TFCI.

         Section 26. The following new definition is hereby added in its entirety to Appendix A of the Credit Agreement after the definition of "Prime Rate Revolving Credit Portion" and before the definition of "Receivables":

                  "Prime Rate Term Loan Portion": that portion of the Term Loan that is not subject to a LIBOR Option or is not otherwise bearing interest with reference to the LIBOR Rate.

         Section 27. The definition of the term "Revolving Credit Loan" or "Revolving Credit Loans" in Appendix A of the Credit Agreement is hereby amended and restated to read as follows:

                  "Revolving Credit Loan" and "Revolving Credit Loans": as those terms are respectively defined in Section 1.2 of the Credit Agreement including any Prime Rate Revolving Credit Portion and any LIBOR Revolving Credit Portion(s).

         Section 28. The definition of the term "Revolving Credit Loan Termination Date" in Appendix A of the Credit Agreement is hereby amended by deleting the date "July 7, 2000" and inserting in lieu thereof the date "April 30, 2002".

         Section 29. The definition of the term "Revolving Credit Maturity Date" in Appendix A of the Credit Agreement is hereby amended by deleting the date "July 7, 2000" and inserting in lieu thereof the date "April 30, 2002".

         Section 30. The definition of the term "Revolving Credit Maximum Amount" in Appendix A of the Credit Agreement is hereby amended by deleting the phrase "(i) Three Million Five Hundred Thousand Dollars ($3,500,000) or" and inserting in lieu thereof the phrase "(i) Three Million One Hundred Fifty Thousand Dollars ($3,150,000) or".

         Section 31. The first paragraph of the definition of "Secured Obligations" in Appendix A of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         (a) all indebtedness, obligations and liabilities of the Borrower to the Lender under this Agreement or the Notes (including, but not limited to, any and all principal, interest, and all amounts under
         Section 8.7 of the Credit Agreement) or any other Financing Documents, whether now existing or hereafter arising and whether for payment or performance; and (b) all other indebtedness, obligations, and liabilities of Borrower to the Lender of every kind, nature and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (including, but not limited to, any and all future advances), regardless of how the same arise or by what instrument, agreement, or book account they may be evidenced, or whether evidenced by any instrument, agreement, or book account, including, but not limited to, all loans (including any loan by renewal or extension), all other indebtedness, all guarantees, all reimbursement obligations or other obligations relating to letters of credit and the like, and all obligations under swap and hedging agreements and other swap and hedging arrangements and the like; provided that, with respect to TFCI and the Security Interest it grants hereunder in its Collateral, Secured Obligations shall also mean, in addition to the above, all indebtedness, obligations, and liabilities of TFCI to the Lender of every kind, nature and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (including, but not limited to, any and all future advances), regardless of how the same arise or by what instrument, agreement, or book account they may be evidenced, or whether evidenced by any instrument, agreement, or book account, including, but not limited to, all loans (including any loan by renewal or extension), all other indebtedness, all guarantees, all reimbursement obligations or other obligations relating to letters of credit and the like, and all obligations under swap and hedging agreements and other swap and hedging arrangements and the like, including without limitation any guaranty of TFCI under any of the Financing Documents.

         Section 32. The following new definitions are hereby added in their entirety to Appendix A of the Credit Agreement after the definition of "Telerate Page 3750" and before the definition of "Trade Debt":

                  "Term Loan": as that term is defined in Section 1.2A of the Credit Agreement including any Prime Rate Term Loan Portion and any LIBOR Term Loan Portion.

                  "Term Loan Facility": the term loan borrowing facility established pursuant to the Credit Agreement.

                  "Term Loan Interest Payment Date": (i) with respect to the Prime Rate Term Loan Portion, the first day of each and every month, commencing on the date hereof; and (ii) with respect to any Libor Term Loan Portion, the last day of the applicable Interest Period and also, in the case of an Interest Period of 6 months, that date which is three months after the first day of such Interest Period.

                  "Term Loan Maturity Date": April 30, 2002.

                  "Term Loan Note": as defined in Section 1.3 of the Credit Agreement.

         Section 33. Exhibit A to the Credit Agreement is hereby deleted. Exhibits A-1 and A-2 attached hereto shall be and become, for all purposes, Exhibits A-1 and A-2 to the Credit Agreement.

                    PART III. REPRESENTATIONS AND WARRANTIES

         Section 1. To induce the Lender to enter into this Agreement and to make the Term Loan, each of the Borrower and TFCI hereby represents and warrants and covenants to the Lender that:

         (i) The execution, delivery and performance by the Borrower and TFCI of this Amendment, the Notes (in the case of the Borrower), the Guaranty Confirmation Agreement (in the case of TFCI) and any related documents have been duly authorized by all necessary corporate action on the part of the Borrower or TFCI, as the case may be, and do not violate, conflict with, or result in a breach of the certificate of incorporation or by-laws of Borrower or TFCI, as the case may be, or any agreement or instrument or court order or judgment to which Borrower or TFCI, as the case may be, is a party or which is binding upon Borrower or TFCI, as the case may be, or any of their properties. This Amendment, the Notes (in the case of the Borrower) and any related documents to which the Borrower or TFCI is a party are the respective legal, valid and binding obligations of the Borrower, or TFCI, as the case may be, enforceable in accordance with their respective terms.

         (ii) The Credit Agreement as amended hereby and all other Financing Documents (as defined in the Credit Agreement) to which the Borrower or TFCI, as the case may be, is a party are the respective legal, valid and binding obligations of the Borrower or TFCI, as the case may be, enforceable in accordance with their respective terms.

         (iii) The security interests granted by the Borrower and TFCI, pursuant to the Credit Agreement, in the Collateral (as defined in the Credit Agreement) remain in full force and effect and secure the payment and performance of all Secured Obligations (as defined in the Credit Agreement).

         (iv) Neither the Borrower nor TFCI, as of the date hereof, has any claim, defense, counterclaim, or right of offset against the Lender, whether relating to the Credit Agreement or otherwise.

         (v) All representations and warranties of the Borrower or TFCI, as the case may be, under the Credit Agreement and the other Financing Documents to which it is a party are true and correct as of the date hereof.

         (vi) All interests of the Borrower, as lessee, in the Plainview Real Estate are subordinate to the Mortgage.

                          PART IV. CONDITIONS PRECEDENT

         Section 1. The making of the Term Loan shall be subject to the Borrower fulfilling the conditions precedent relating thereto as set forth in the Credit Agreement, as amended hereby.

                       PART V. MORTGAGE AND LEASE MATTERS

         Section 1. The Borrower hereby acknowledges, consents to, and agrees to comply with all of the applicable provisions of, the Mortgage, including specifically, but without limitation, the provisions of Section 12 thereof.

                             PART VI. MISCELLANEOUS

         Section 1. The Borrower shall pay the fees and disbursements of the Lender's legal counsel incurred in connection with this Amendment and any related documents and matters.

         Section 2. Except as amended hereby, the Credit Agreement shall remain in full force and effect.

         Section 3. This Amendment (i) may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be considered one instrument and (ii) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 4. This Amendment shall be construed in accordance with and governed by the laws of the State of Connecticut.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.


WITNESSES:                                   ASTREX, INC.


/s/ Keri Jones                               By: /s/ Michael McGuire
----------------------------                    -----------------------------
Name:  Keri Jones                                Michael McGuire
                                                 President

/s/ Lori Sarnataro
----------------------------
Name:  Lori Sarnataro


WITNESSES:                                   T.F. CUSHING, INC.


/s/ Keri Jones                               By: /s/ Michael McGuire
----------------------------                    -----------------------------
Name: Keri Jones                                 Michael McGuire
                                                 President

/s/ Lori Sarnataro
----------------------------
Name:  Lori Sarnataro



WITNESSES:                                  FLEET NATIONAL BANK


/s/ Nancy Lamoso                            By: /s/ Richard Bochicchio
----------------------------                   ------------------------------
Name:   Nancy Lomazo                           Name:  Richard Bochiccio
                                               Title: Vice President

/s/ Carolyn Kaye
----------------------------
Name: Carolyn Kaye

                                                                    EXHIBIT A-1









                            The Revolving Credit Note

                                                                     EXHIBIT A-2














                               The Term Loan Note

                                                                      EXHIBIT B

















                                  The Mortgage